FOURTH OMNIBUS AMENDMENT TO LOAN DOCUMENTS

THIS FOURTH OMNIBUS AMENDMENT TO LOAN DOCUMENTS (the “Amendment”) is made and entered into effective as of April  30 , 2012, by and among: [i] NTS/VIRGINIA DEVELOPMENT COMPANY, a Virginia corporation having a mailing address of 10172 Linn Station Road, Louisville, Jefferson County, Kentucky 40223 (“NTS/VA”), and NTS/LAKE FOREST II RESIDENTIAL CORPORATION, a Kentucky corporation having an address of 10172 Linn Station Road, Louisville, Jefferson County, Kentucky 40223 (“NTS/Lake Forest”, and together with NTS/VA, each a “Borrower” and collectively, the “Borrowers”); [ii] ORLANDO LAKE FOREST JOINT VENTURE, a Florida general partnership having a mailing address at 10172 Linn Station Road, Louisville, Jefferson County, Kentucky 40223 (“Orlando Lake Forest”); [iii] NTS MORTGAGE INCOME FUND, a Delaware corporation having a mailing address of 10172 Linn Station Road, Louisville, Jefferson County, Kentucky 40223 (the “MIF”), and NTS GUARANTY CORPORATION, a Kentucky corporation having an address at 10172 Linn Station Road, Louisville, Jefferson County, Kentucky 40223 (“NTS Guaranty Corp” and together with the MIF, each a “Guarantor” and collectively, the “Guarantors”); [iv] GLEN ARDEN DEVELOPMENT, LLC, a Delaware limited liability company (“Glen Arden”); [v] BELLEMEADE DEVELOPMENT, LLC, a Delaware limited liability company (“Bellemeade”); and [vi] PNC BANK, NATIONAL ASSOCIATION, a national banking association, having an address of 500 West Jefferson Street, Fourth Floor, Louisville, Jefferson County, Kentucky 40202 (“Bank”).

RECITALS

1.           WHEREAS, the Borrowers and Bank are parties to that certain loan transaction, pursuant to which Bank agreed to provide funds to Borrowers as evidenced by those certain Loan Documents (as defined in that certain Eighth Mortgage Loan Modification Agreement dated December 23, 2009 (the “Modification”) as amended by that certain Omnibus Amendment to Loan Documents dated September 1, 2010 (the “Omnibus Amendment”), as further amended by that certain Second Omnibus Amendment to Loan Documents dated April 1, 2010 (the “Second Omnibus Amendment”), as further amended by that certain Third Omnibus Amendment to Loan Documents dated November 30, 2011 (the “Third Omnibus Amendment”), and as amended thereby, collectively, the “Loan Documents”), which includes that certain Seventh Amended and Restated Promissory Note dated as of August 18, 2009 (as amended, the “Note”), in the face principal amount of SIX MILLION SEVEN HUNDRED NINETY-NINE THOUSAND FOUR HUNDRED SIXTY-EIGHT AND NO/100 DOLLARS ($6,799,468.00), made by Borrowers payable to the order of Bank on or before September 1, 2010, as amended by the Omnibus Amendment, the Second Omnibus Amendment and the Third Omnibus Amendment, with a maturity date of July 1, 2012, all subject to the terms and conditions contained in the Loan Documents (as amended, the “Loan”).  Certain terms defined in the Modification when used and initially capitalized herein shall have the meanings ascribed to them in the Modification unless expressly otherwise defined herein.

2.           WHEREAS, the MIF owns 100% of the outstanding stock of NTS/VA and seeks to sell such stock to Glen Arden; and

3.           WHEREAS, the MIF owns 50% of the partnership interest in Orlando Lake Forest and seeks to sell such 50% partnership interest to Bellemeade; and

4.           WHEREAS, the MIF seeks to be released of its guaranty obligations under the Loan Documents and NTS/Lake Forest seeks to be removed as a co-borrower under the Loan Documents; and

5.           WHEREAS, the Bank is willing to consent to the above listed transactions and the requests of the MIF and NTS/Lake Forest so long as Glen Arden and Bellemeade agree to be added as co-borrowers under the Note.

NOW THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto and intending to be legally bound, Borrowers, Orlando Lake Forest, Guarantors, Glen Arden, Bellemeade and Bank hereby agree as follows:

1.           The Bank consents to the sale of 100% of the outstanding stock of NTS/VA from the MIF to Glen Arden.  The MIF and NTS/VA represent that no consent is required from any third party for this transfer.

2.           The Bank consents to the sale of a 50% partnership interest in Orlando Lake Forest from the MIF to Bellemeade.  The MIF and Orlando Lake Forest represent that any other consent to this transfer required to be given by any other party has been obtained.

3.           The Bank agrees to release the MIF from its obligations as a guarantor under the Loan Documents and any guaranty agreement related thereto.

4.           The Bank agrees to release NTS/Lake Forest from its obligations as a co-borrower under the Loan Documents.

5.           Glen Arden agrees to assume the obligations and be bound by the Loan Documents and is hereby added as a co-borrower under the Loan Documents.  Each reference to the “Borrower” or “Borrowers” in the Loan Documents shall be deemed to include Glen Arden.  Any debt owed to or by Glen Arden is expressly subordinated to the repayment of the Loan.

6.           Bellemeade agrees to assume the obligations and be bound by the Loan Documents and is hereby added as a co-borrower under the Loan Documents.  Each reference to the “Borrower” or “Borrowers” in the Loan Documents shall be deemed to include Bellemeade.  Any debt owed to or by Bellemeade is expressly subordinated to the repayment of the Loan.

7.           This Amendment shall become effective when, and only when, Bank shall have received this Amendment duly executed by Borrowers, Orlando Lake Forest, Glen Arden, Bellemeade and Guarantors, together with resolutions authorizing the execution of this Amendment from such parties to this Amendment as Bank shall request, and such other items as the Bank shall require in form and substance satisfactory in all respects to the Bank in its sole discretion.

8.           Except as expressly modified by the terms of this Amendment, each of the Borrowers, Orlando Lake Forest, the Guarantors, Glen Arden and Bellemeade hereby restate, reaffirm and confirm as of the date of this Amendment each of the representations, warranties and covenants contained in the Loan Documents, as modified by this Amendment, and consent to the foregoing.

9.           This Amendment is not intended to, and shall not, affect a novation of the obligations expressed in the Loan Documents, nor is the Deed of Trust (as defined in the Modification) or any of the other Loan Documents intended to be released, altered or changed in any manner except as expressly provided herein, and the lien of such documents shall continue to be in full force and effect from and after the date of this Amendment as it was prior to the date hereof.

10.           Each of the Borrowers, Orlando Lake Forest, Glen Arden, Bellemeade and the Guarantors hereby acknowledge and agree that neither it nor any other party has any defenses or offsets to the payment of any amount due to Bank under the Note or under any of the other Loan Documents and, further, that neither it nor any other party has any defenses to the performance of any of the obligations arising under or in connection with the Note or under or in connection with any of the other Loan Documents.

11.           Borrowers agree to reimburse Bank for all expenses incurred by Bank in connection with the preparation, execution, delivery, recordation and performance of this Amendment, including, without limitation, reasonable fees of legal counsel to Bank.  Except as expressly modified by this Amendment, all terms and conditions of the Loan Documents shall remain in full force and effect as they were immediately prior to execution and delivery of this Amendment, and those terms and conditions as modified are incorporated herein by this reference and shall govern in all respects this Amendment.

12.           This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.  This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto effective as of the date first set forth above.

BORROWER:

NTS/VIRGINIA DEVELOPMENT COMPANY,
a Virginia corporation

By:         /s/ Neil A. Mitchell
Neil A. Mitchell, Senior Vice President

COMMONWEALTH OF KENTUCKY              )
) SS:
COUNTY OF JEFFERSON                                  )

On this, the 30th day of April, 2012, before me, a Notary Public, the undersigned officer, personally appeared Neil A. Mitchell, who acknowledged himself to be the Senior Vice President of NTS/VIRGINIA DEVELOPMENT COMPANY, a Virginia corporation, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Rosann D. Tafel
Notary Public
My commission expires:    11/25/14

[SEAL]

BORROWER:

NTS/LAKE FOREST II
RESIDENTIAL CORPORATION,
a Kentucky corporation

By:         /s/ Neil A. Mitchell
Neil A. Mitchell, Senior Vice President

COMMONWEALTH OF KENTUCKY              )
) SS:
COUNTY OF JEFFERSON                                  )

On this, the 30th day of April, 2012, before me, a Notary Public, the undersigned officer, personally appeared Neil A. Mitchell, who acknowledged himself to be the Senior Vice President of NTS/LAKE FOREST II RESIDENTIAL CORPORATION, a Kentucky corporation, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Rosann D. Tafel
Notary Public
My commission expires:    11/25/2014

[SEAL]

ORLANDO LAKE FOREST:

ORLANDO LAKE FOREST JOINT
VENTURE, a Florida general partnership

By:         Orlando Lake Forest, Inc., a Florida
corporation, Managing General Partner

By: /s/ Neil A. Mitchell
       Neil A. Mitchell, Senior Vice President

COMMONWEALTH OF KENTUCKY              )
) SS:
COUNTY OF JEFFERSON                                  )

On this, the 30th day of April, 2012, before me, a Notary Public, the undersigned officer, personally appeared Neil A. Mitchell, who acknowledged himself to be the Senior Vice President of Orlando Lake Forest, Inc., a Florida corporation, Managing General Partner of Orlando Lake Forest Joint Venture, a Florida general partnership, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation on behalf of said general partnership.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Rosann D. Tafel
Notary Public
My commission expires:    11/25/2014

[SEAL]

GUARANTOR:

NTS MORTGAGE INCOME FUND,
a Delaware corporation

By: /s/ Brian F. Lavin

Print Name:  Brian F. Lavin

Title:  President

COMMONWEALTH OF KENTUCKY              )
) SS:
COUNTY OF JEFFERSON                                  )

On this, the 30th day of April, 2012, before me, a Notary Public, the undersigned officer, personally appeared Brian F. Lavin, who acknowledged himself to be the President of NTS MORTGAGE INCOME FUND, a Delaware corporation, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Rosann D. Tafel
Notary Public
My commission expires:    11/25/2014

[SEAL]

GUARANTOR:

NTS GUARANTY CORPORATION,
a Kentucky corporation

By: /s/ Brian F. Lavin

Print Name:  Brian F. Lavin

Title:  President

COMMONWEALTH OF KENTUCKY              )
) SS:
COUNTY OF JEFFERSON                                  )

On this, the 30th day of April, 2012, before me, a Notary Public, the undersigned officer, personally appeared Brian F. Lavin, who acknowledged himself to be the President of NTS GUARANTY CORPORATION, a Kentucky corporation, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Rosann D. Tafel
Notary Public
My commission expires:    11/25/2014

[SEAL]

GLEN ARDEN:

GLEN ARDEN DEVELOPMENT, LLC,
a Delaware limited liability company

By: /s/ Gregory A. Wells

Print Name:  Gregory  A. Wells

Title:  Executive Vice President

COMMONWEALTH OF KENTUCKY              )
) SS:
COUNTY OF JEFFERSON                                  )

On this, the 30th day of April, 2012, before me, a Notary Public, the undersigned officer, personally appeared Gregory A. Wells, who acknowledged himself to be the Executive Vice President of GLEN ARDEN DEVELOPMENT, LLC, a Delaware limited liability company, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said limited liability company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Rosann D. Tafel
Notary Public

My commission expires:    11/25/2014

[SEAL]

BELLEMEADE:

BELLEMEADE DEVELOPMENT, LLC,
a Delaware limited liability company

By: /s/ Gregory A. Wells

Print Name:  Gregory A. Wells

Title:  Executive Vice President

COMMONWEALTH OF KENTUCKY              )
) SS:
COUNTY OF JEFFERSON                                  )

On this, the 30th day of April, 2012, before me, a Notary Public, the undersigned officer, personally appeared Gregory A. Wells, who acknowledged himself to be the Executive Vice President of BELLEMEADE DEVELOPMENT, LLC, a Delaware limited liability company, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said limited liability company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Rosann D. Tafel
Notary Public

My commission expires:    11/25/2014

[SEAL]

BANK:

PNC BANK, NATIONAL ASSOCIATION,
a national banking association

By: /s/ Henry R. Snyder, IV, Senior Vice President
       Henry R. Snyder, IV, Senior Vice President

COMMONWEALTH OF KENTUCKY              )
) SS:
COUNTY OF JEFFERSON                                  )

On this, the 30th day of April, 2012, before me, a Notary Public, the undersigned officer, personally appeared Henry R. Snyder, IV, who acknowledged himself to be the Senior Vice President of PNC Bank, National Association, a national banking association, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said banking association.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Susan M. Howard
Notary Public
My commission expires:    April 27, 2014

[SEAL]

THIS INSTRUMENT PREPARED BY:

/s/ Michael B. Vincenti
Michael B. Vincenti, Esq.
WYATT, TARRANT & COMBS, LLP
500 West Jefferson Street, Suite 2700
Louisville, Kentucky  40202
(502) 562-7518